===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 23, 2002

                             WEBLINK WIRELESS, INC.
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           0-28196                                      75-2575229
  (Commission File Number)                   (IRS Employer Identification No.)

       333 Lee Parkway
          Suite 100
        Dallas, Texas                                      75219
(Address of Principal Executive                         (Zip Code)
          Offices)

                                 (214) 765-4000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

                            -----------------------


===============================================================================

Item 3.  Bankruptcy or Receivership.

(b)  Confirmation of Plan of Reorganization

     The purpose of this Form 8-K is to set forth certain items relating to the confirmation of the Second Amended Plan of Reorganization of WebLink Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc. under Chapter 11 of the Bankruptcy Code dated July 15, 2002 (as amended, the "Plan of Reorganization").

     (1) & (2) Identity of the Court and Date of Order

     As previously reported, on May 23, 2001, WebLink Wireless, Inc. (the "Registrant") and two of its subsidiaries, PageMart PCS, Inc. and PageMart II, Inc., filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Cases") in the United States Bankruptcy Court for the Northern District of Texas (the "Bankruptcy Court"). The Bankruptcy Cases have been jointly administered under Case No. 01-34275-SAF-11.

     As previously reported, on July 15, 2002 the Registrant filed with the Bankruptcy Court copies of the Plan of Reorganization and the Second Amended Disclosure Statement for the Plan of Reorganization of WebLink Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc. (the "Disclosure Statement"). The Disclosure Statement was approved by the Bankruptcy Court on July 15, 2002.

     A hearing on the confirmation of the Plan of Reorganization was held on August 22, 2002. The Plan of Reorganization was confirmed by the Bankruptcy Court pursuant to an Order Confirming Debtors' Second Amended Plan of Reorganization dated August 23, 2002 (the "Confirmation Order"), which was entered by the Bankruptcy Court on August 23, 2002. A copy of the Confirmation Order is attached hereto as Exhibit 99.1. A copy of the Plan of Reorganization, as amended by additional orders of the Bankruptcy Court which are attached as Exhibits 99.2 and 99.3, is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Registrant expects that the Plan of Reorganization shall be further amended by an order of the Bankruptcy Court substantially in the form attached as Exhibit 99.4. The Registrant expects the Plan of Reorganization to be consummated and become effective on September 9, 2002 (the "Effective Date"). From and after the Effective Date the Registrant and its subsidiaries expect to be operating their businesses and properties as reorganized entities pursuant to the terms of the Plan of Reorganization.

     (3) Summary of the Plan

     The following is a summary of the material features of the Plan of Reorganization. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan of Reorganization. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan of Reorganization.

     The Plan of Reorganization designates eight classes of claims and one class of interests. These classes take into account the differing nature and priority of the various claims and interests. The Plan of Reorganization provides that the Holders of Allowed Administrative Claims, Priority Tax Claims and Other Priority Claims shall be paid in full.

     Secured Creditors:

     The Plan of Reorganization provides that Secured Credit Facility Claims shall be Allowed on the Effective Date in at least the amount of $80,608,555 (including the face amount of the outstanding letters of credit under the Prepetition Bank Credit Facility, and any accrued but unpaid interest and fees at the Petition Date) and shall be satisfied with (i) the secured New Tranche A Term Notes in the aggregate principal amount of $18,048,571; (ii) the secured New Tranche C PIK Notes having an aggregate principal amount of $16,063,228;
(iii) 2,168,536 shares of newly issued shares of the Registrant's common stock; and (iv) 90.2% of the amount of Excess Cash (as defined in the Plan of Reorganization) held by the Registrant and its subsidiaries as of the Effective Date in excess of $6,000,000.

     The Plan of Reorganization provides that the Secured Vendor Financing Claims shall be Allowed on the Effective Date in at least the amount of $8,715,474 (including any accrued and unpaid interest at the Petition Date) and shall be satisfied with (i) the secured New Tranche B Term Notes having an aggregate principal amount of $1,951,429; (ii) the secured New Tranche D PIK Notes in the aggregate principal amount of $1,736,772; (iii) 234,464 shares of newly issued shares of the Registrant's common stock; and (iv) 9.8% of the amount of Excess Cash (as defined in the Plan of Reorganization) held by the Registrant and its subsidiaries as of the Effective Date in excess of $6,000,000.

     Unsecured Creditors:

     The Plan of Reorganization provides that each Holder of an Allowed Class 4 Claim (15% Senior Discount Exchange Note Claims), which Claims shall be Allowed in the aggregate amount of $207,270,000, shall receive a Ratable Portion of (i) 60% of the Noteholders' proportionate share of an aggregate 297,000 newly issued shares of the Registrant's common stock, (ii) 60% of the Noteholders' proportionate share of newly issued warrants to purchase up to an aggregate 12,000,000 shares of the Registrant's common stock, and (iii) 60% of the Noteholders' proportionate share of subordinated secured Trance E PIK Notes having an aggregate principal amount of $2,200,000.

     The Plan of Reorganization provides that each Holder of an Allowed Class 5 Claim (11 1/4% Senior Subordinated Discount Exchange Note Claims), which Claims shall be Allowed in the aggregate amount of $262,897,000, shall receive a Ratable Portion of (i) 40% of the Noteholders' proportionate share of an aggregate 297,000 newly issued shares of the Registrant's common stock, (ii) 40% of the Noteholders' proportionate share of newly issued warrants to purchase up to an aggregate 12,000,000 shares of the Registrant's common stock, and (iii) 40% of the Noteholders' proportionate share of subordinated secured Trance E PIK Notes having an aggregate principal amount of $2,200,000.

     The Plan of Reorganization provides that each Holder of an Allowed Class 6 Claim (General Unsecured Claims) shall receive a Ratable Portion of (i) the General Unsecured Creditors' proportionate share of an aggregate 297,000 newly issued shares of the Registrant's common stock, (ii) the General Unsecured Creditors' proportionate share of newly issued warrants to purchase up to an aggregate 12,000,000 shares of the Registrant's common stock, and (iii) the General Unsecured Creditors' proportionate share of subordinated secured Trance E PIK Notes having an aggregate principal amount of $2,200,000.

     The aggregate number of shares of common stock to be issued to all Holders of Classes 4, 5 and 6 Claims is 297,000. The total warrants to be issued to Holders of Classes 4, 5 and 6 Claims will entitle the holders to purchase 12,000,000 aggregate shares of the Registrant's common stock at any time prior to September 9, 2012. The Tranche E PIK Notes are secured and subordinated notes in the aggregate principal amount of $2,200,000.

     The Plan of Reorganization provides that the Holders of Allowed Class 7 Claims (Convenience Unsecured Claims) shall receive $.05 in cash for each $1.00 of Allowed Class 7 Claim.

     Subordinated Claims and Interests:

     The Plan of Reorganization provides that Holders of Subordinated Claims and Holders of Interests shall receive no distribution and shall retain no property of the Registrant or any of its subsidiaries.

     Notwithstanding the foregoing, WebLink shall retain its interests in PageMart PCS, Inc. and PageMart II, Inc. and PageMart PCS, Inc. and PageMart II, Inc. shall be fully discharged of all Claims and any other interests.

     Cancellation of the Registrant's Securities:

     All of the Registrant's outstanding notes, instruments, certificates, and other documents evidencing (i) the Secured Credit Facility Claims, (ii) the Secured Vendor Financing Claims, (iii) the 15% Senior Discount Exchange Note Claim, (iv) the 11 1/4% Senior Subordinated Discount Exchange Note Claims, (v) the Interests, including all shares of the Registrant's common stock, and all options, warrants and other rights to acquire equity securities of the Registrant, issued prior to the Effective Date, and (vi) any other Claims represented by an instrument or judgment will be canceled and deemed terminated on the Effective Date, except for the right to receive distributions to made pursuant to the Plan of Reorganization on account of the 15% Senior Discount Exchange Notes and the 11 1/4% Senior Subordinated Discount Exchange Notes.

     Issuance of Restricted Stock to Management:

     The Plan of Reorganization provides for the creation of a restricted stock plan, the WebLink Wireless, Inc. 2002 Flexible Incentive Plan (the "Restricted Stock Plan") pursuant to which the Registrant will issue 300,000 of newly issued shares of common stock to certain members of its management. Of this amount, 150,000 restricted shares will be issued to N. Ross Buckenham, CEO and President of the Registrant, pursuant to the Plan of Reorganization, and the remaining 150,000 restricted shares will be granted to other members of the Registrant's management as determined by the Registrant's board of directors.

     (4) Shares Issued and Outstanding

     As of August 23, 2002 there were 42,277,136, 3,809,363 and 131,250 outstanding shares of the Registrant's class A, class B and class D common stock, respectively, all of which will be cancelled pursuant to the Plan of Reorganization on the Effective Date. Pursuant to the Plan of Reorganization, as of the Effective Date, the Registrant's certificate of incorporation will limit the number of authorized shares of preferred stock to 5,000,000 shares and limit the number of authorized shares of common stock to 20,000,000 shares, of which 2,700,000 will be outstanding, 12,000,000 will be reserved for issuance upon exercise of the warrants issued pursuant to the Plan of Reorganization, and 300,000 will be reserved for issuance to members of management under the Restricted Stock Plan. The Plan of Reorganization provides for the issuance of 2,168,536 shares of the Registrant's common stock to the Holders of Class 2 Claims; 234,464 shares of the Registrant's common stock to the Holders of Class 3 Claims; 297,000 aggregate shares of the Registrant's common stock to the Holders of Classes 4, 5 and 6 Claims; and 300,000 aggregate shares of the Registrant's common stock to certain members of the Registrant's management pursuant to the Restricted Stock Plan. The Plan of Reorganization also provides for warrants to purchase 12,000,000 aggregate shares of the Registrant's common stock to be issued to Holders of Classes 4, 5 and 6 Claims.

     (5) Financial Information

     Information regarding the assets and liabilities of the Registrant is hereby incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

          Exhibit No.                             Description
          -----------                             -----------
             2.1 Second Amended Plan of Reorganization of WebLink Wireless, Inc., PageMart PCS, Inc. and PageMart II, Inc. under Chapter 11 of the Bankruptcy Code, dated July 15, 2002.
            99.1         Order Confirming Debtors' Second Amended Plan of
                         Reorganization.
            99.2         First Order in Aid of Confirmation.
            99.3         Second Order in Aid of Confirmation.
            99.4         Form of Third Order in Aid of Confirmation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WebLink Wireless, Inc.


Dated: September 6, 2002                   By: /s/ Frederick G. Anderson
                                              --------------------------
                                              Name:  Frederick G. Anderson
                                              Title: Vice President, General
                                                     Counsel and Secretary